Financial Risk Management	12 Months Ended
Dec. 31, 2021
Financial Risk Management [Abstract]
Financial Risk Management

22. FINANCIAL RISK MANAGEMENT

Financial liabilities not measured at fair value are calculated based on the present value of future principal and interest cash flows discounted at the market rate of interest at the balance sheet date.

The Group’s activities expose it to a variety of financial risks: market risk (including currency risk and cash flow and interest rate risk), credit risk and liquidity risk.

Market risk

(a) Currency risk

The majority of the Group’s sales and purchase transactions are denominated in either U.S. dollars or U.K. pound sterling. The exchange risk is managed by maintaining bank accounts denominated in those currencies.

A 10% strengthening of the U.K. pound sterling against the U.S. dollar at December 31, 2021 would have had an impact of increasing the loss before tax for the period by $26,910 on the basis that all other variables remain constant.

The Group considers the impact of foreign currency risk to be not significant given the Group’s net balance sheet exposure.

The carrying amounts of the Group’s trade and other receivables are denominated in the following currencies:

	2020	2021
US Dollars	45,863	51,568
U.K. Pounds	46,093	27,089
Euros	10,825	24,057
Colombian Pesos	3,473	3,398
Swiss Francs	8	992
Swedish Krona	1,903	954
Brazilian Reals	900	783
Other	230	957
	109,295	109,798

(b) Cash flow and interest rate risk

The Group mainly raises debt on a fixed rate basis for bonds and notes in U.S. dollars. The primary objective of the Group’s interest rate management is to protect the net interest result while managing the overall cost of borrowing.

The Group’s debt, including Preferred Shares, is carried at fixed interest rates.

Credit risk

Credit risk represents the risk of loss the Group would incur if operators and counterparties fail to fulfil their credit obligations. The maximum exposure to credit risk is represented by the carrying amount of each financial asset. For banks and financial institutions, the Group maintains it accounts with major international banks with “A” ratings. Credit risk relating to accounts receivable balances are managed on a case-by-case basis.

At December 31, 2021 the Group has trade receivables of $75,207 (2020: $83,941). New clients are analyzed before standard payment and delivery terms and conditions are offered. The credit quality of the customer is assessed taking into account its financial position, past experience and other factors. The utilization of credit limits is regularly monitored. Management does not expect any losses, beyond current amounts already included in reserves, from non-performance by these counterparties. Movement in the loss allowances against trade receivables is as follows:

Loss allowance as of January 1, 2020:	$674
Loss allowance recognized during the year	119
Balances written off during the year	(132)
Balances recovered during the year	—
Loss allowance at December 31, 2020:	661
Loss allowance recognized during the year	1,253
Balances written off during the year	(222)
Balances recovered during the year	(12)
Loss allowance at December 31, 2021:	$1,680

At December 31, 2021 trade receivables of $1,811 (2020: $3,581) were past due but not impaired. These relate to a number of independent customers for whom there is no recent history of default. The ageing analysis of these receivables is 3 months and above.

At December 31, 2021 trade receivables included 1 significant customer that accounted for 29% of the balance.

Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled in cash. Cash flow forecasting is performed in the operating entities of the Group and aggregated by Group Finance. Group Finance monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs. The Group may be reliant on its ability to raise additional investment capital from the issuance of both debt and equity securities to fund its business operating plans and future obligations. The Group believes it will continue to be successful in raising additional investment capital to meet its obligations.

The following are the undiscounted contracted maturities of financial liabilities, including interest payments for the period ending December 31, 2021:

NON-DERIVATIVE FINANCIAL LIABILITY	EFFECTIVE INTEREST RATE*	YEAR OF MATURITY	CARRYING AMOUNT	CONTRACTUAL CASH FLOWS	LESS THAN 1 YEAR	1—2 YEARS	2—5 YEARS
Unsecured Loan	10.55%	2024	14,242	15,040	285	285	14,471
2021 Senior Secured Loan	10.02%	2024	286,815	354,133	24,333	24,333	305,467
Instrument Financing Loans	1.7-2.6%	2022-2023	263	263	191	72	—
Trade and other payables			99,641	99,641	99,641	—	—
Total			400,961	469,078	124,450	24,690	319,937

*—the effective interest rate for both the Convertible Notes and Preferred Shares include the accretion of the portion of proceeds allocated to equity (Notes 16 and 17)

The following are the undiscounted contracted maturities of financial liabilities, including interest payments for the period ending December 31, 2020:

NON-DERIVATIVE FINANCIAL LIABILITY	EFFECTIVE INTEREST RATE*	YEAR OF MATURITY	CARRYING AMOUNT	CONTRACTUAL CASH FLOWS	LESS THAN 1 YEAR	1—2 YEARS	2—5 YEARS
Unsecured Loan	10.55%	2024	18,000	19,369	360	360	18,649
Convertible Notes	11.38%	2024	59,113	71,616	3,758	3,758	64,100
2020 Convertible Notes	21.67%	2021	146,844	79,025	79,025	—	—
2020 Senior Secured Loans	10.32%	2022	62,401	74,161	5,200	68,961	—
Instrument Financing Loans	1.7-2.6%	2021-2023	676	705	409	212	84
Series A Preferred Shares	11.45%	2025	277,995	421,199	—	—	421,199
Series B Preferred Shares	8.23%	2027	173,726	257,462	—	—	257,462
Trade and other payables			139,283	139,283	139,283	—	-
Total			878,038	1,062,820	228,035	73,291	761,494